EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to this Annual Report on Form 10-K of Diffusion Pharmaceuticals Inc. (the “Company”) for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David G. Kalergis and Ben L. Shealy, Chairman and Chief Executive Officer and Senior Vice President – Finance, Treasurer and Secretary, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 28, 2017

/s/ David G. Kalergis
David G. Kalergis
Chairman and Chief Executive Officer

/s/ Ben L. Shealy
Ben L. Shealy
Senior Vice President – Finance, Treasurer and Secretary